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      STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
   Internet: sroth@sablaw.com



                                     April 26, 2001



Board of Directors
GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, VA  23230

                  Re   GE Life & Annuity Separate Account 4
                       ------------------------------------

Ladies and Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium variable deferred annuity contracts (File No. 333-96513). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                        Very truly yours,

                                        SUTHERLAND ASBILL & BRENNAN LLP



                                        By: /s/ Stephen E. Roth
                                           ---------------------------
                                               Stephen E. Roth